EXHIBIT 99
----------

                   AMLI RESIDENTIAL PROPERTIES TRUST

      SUPPLEMENTAL INFORMATION TO QUARTERLY FINANCIAL STATEMENTS

                            March 31, 2001


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7.    Same Community Comparison - Wholly-Owned
                 - three months ended March 31, 2001 and 2000

           8. Same Community Comparison - Wholly-Owned and Co-Investments
                 - three months ended March 31, 2001 and 2000

           9.    Property Information

           10.   Property EBITDA - three months ended March 31, 2001

           11.   Development Activities

                   AMLI RESIDENTIAL PROPERTIES TRUST
                         FUNDS FROM OPERATIONS
        Unaudited - Dollars in thousands except per share data


                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                           ------------------------
                                              2001           2000
                                            --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . .       $ 26,765         26,274
  Other . . . . . . . . . . . . . . .          1,570          1,537
                                            --------       --------
        Total Property Revenues . . .         28,335         27,811
                                            --------       --------

Property operating expenses . . . . .        (10,108)        (9,843)
Property management fees. . . . . . .           (708)          (695)
                                            --------       --------
        Property expenses . . . . . .        (10,816)       (10,538)
Operating expense ratio . . . . . . .          38.2%          37.9%
                                            --------       --------
        Net operating income. . . . .         17,519         17,273
                                            --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . .           (479)          (275)
  Interest from Service Companies (2)            180          1,210
  Other interest. . . . . . . . . . .            477            355
  Share of partnerships FFO (3) . . .          4,958          2,873
  Fee income - acquisitions, dispositions
    and financing . . . . . . . . . .            239            110
  Fee income - developments . . . . .            275            385
  Fee income - asset management . . .            143            148
  Promoted interest . . . . . . . . .          --             --
  Other . . . . . . . . . . . . . . .          --             --
                                            --------       --------
        Total other income. . . . . .          5,793          4,806
General and administrative (4). . . .         (1,518)          (928)
                                            --------       --------
EBITDA. . . . . . . . . . . . . . . .         21,794         21,151
                                            --------       --------
Interest expense. . . . . . . . . . .         (6,427)        (5,642)
Amortization of deferred costs. . . .           (136)          (118)
                                            --------       --------
FUNDS FROM OPERATIONS (FFO) . . . . .       $ 15,231         15,391
                                            ========       ========

                   AMLI RESIDENTIAL PROPERTIES TRUST
                   FUNDS FROM OPERATIONS - CONTINUED
        Unaudited - Dollars in thousands except per share data


                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                           ------------------------
                                              2001           2000
                                            --------       --------

Capital expenditures paid from FFO (5)          (999)          (793)
Other - share of Co-investments Cap exp         (210)           (93)
                                            --------       --------
Funds available for distribution (FAD)      $ 14,022         14,505
                                            ========       ========

FFO per share . . . . . . . . . . . .       $   0.61           0.63
FAD per share . . . . . . . . . . . .       $   0.56           0.59

Dividend per share. . . . . . . . . .       $   0.47           0.46

Dividend as a % of FFO. . . . . . . .          76.9%          73.5%
Dividend as a % of FAD. . . . . . . .          83.5%          78.0%
                                            ========       ========


[FN]

NOTES:

(1) Reflects share of income before goodwill amortization of $104 in each of the three months ended March 31, 2001 and 2000.

(2) Reflects the December 2000 refinancing by the Service Companies of $27 million of intercompany advances with bank debt.

(3) Reflects share of income before share of depreciation of $2,696 and $1,688 for the three months ended March 31, 2001 and 2000, respectively.

(4) In 2001, includes write-offs and provision for loss on investments totalling $227.

(5) Rehab costs of approximately $406 and $1,351 for the three months ended March 31, 2001 and 2000, respectively, are not reflected in cap ex paid from FFO.

                   AMLI RESIDENTIAL PROPERTIES TRUST
                       STATEMENTS OF OPERATIONS
        Unaudited - Dollars in thousands except per share data


                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                           ------------------------
                                              2001           2000
                                            --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . .       $ 26,765         26,274
  Other . . . . . . . . . . . . . . .          1,570          1,537
Interest and share of income (loss)
  from Service Cos. . . . . . . . . .           (403)           831
Other interest. . . . . . . . . . . .            477            355
Share of income from co-investment
  partnerships. . . . . . . . . . . .          2,262          1,185
Fees from co-investment partnerships
  & other . . . . . . . . . . . . . .            657            643
                                            --------       --------
        Total revenues. . . . . . . .         31,328         30,825
                                            --------       --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . .          2,837          2,743
Advertising and promotion . . . . . .            532            521
Utilities . . . . . . . . . . . . . .            888            773
Building repairs and maintenance. . .          1,178          1,381
Landscaping and grounds maintenance .            500            554
Real estate taxes . . . . . . . . . .          3,540          3,342
Insurance . . . . . . . . . . . . . .            307            230
Other operating expenses. . . . . . .            326            299
Property management fees. . . . . . .            708            695
Interest, net of capitalized. . . . .          6,427          5,642
Amortization of deferred costs. . . .            136            118
Depreciation of real property . . . .          3,597          3,511
Depreciation of personal property . .          1,489          1,455
General and administrative. . . . . .          1,518            928
                                            --------       --------
        Total expenses. . . . . . . .         23,983         22,192
                                            --------       --------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                 STATEMENTS OF OPERATIONS - CONTINUED
        Unaudited - Dollars in thousands except per share data


                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                           ------------------------
                                              2001           2000
                                            --------       --------
Non-recurring item - gains on sale of
  properties (1). . . . . . . . . . .          --            22,316
                                            --------       --------
Income before taxes, minority interest
  and extraordinary item. . . . . . .          7,345         30,949

Minority interest . . . . . . . . . .            940          5,021
                                            --------       --------
Income before extraordinary items . .          6,405         25,928
Extraordinary items, net of
  minority interest . . . . . . . . .          --             --
                                            --------       --------
Net income. . . . . . . . . . . . . .       $  6,405         25,928

Net income allocable to
  preferred shares. . . . . . . . . .          1,633          1,829
                                            --------       --------
Net income allocable to common shares       $  4,772         24,099
                                            ========       ========

INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . .       $   0.27           1.42
Extraordinary item. . . . . . . . . .       $   0.00           0.00
Income per common share . . . . . . .       $   0.27           1.42
Income per common share - diluted . .       $   0.27           1.23
                                            ========       ========

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest
  and extraordinary item. . . . . . .       $  7,345         30,949
                                            --------       --------
Depreciation of real property . . . .          3,597          3,511
Depreciation of personal property . .          1,489          1,455
Non-recurring item - gains on
  sale of properties. . . . . . . . .          --           (22,316)
Share of Co-investments depreciation.          2,696          1,688
Share of Service Company amortization
  of goodwill . . . . . . . . . . . .            104            104
                                            --------       --------
Funds from operations (FFO) . . . . .       $ 15,231         15,391
FFO per share . . . . . . . . . . . .       $   0.61           0.63
                                            ========       ========

                   AMLI RESIDENTIAL PROPERTIES TRUST
                  STATEMENT OF OPERATIONS - CONTINUED
        Unaudited - Dollars in thousands except per share data


                                              THREE MONTHS ENDED
                                                   MARCH 31,
                                           ------------------------
                                              2001           2000
                                            --------       --------

Capital expenditures paid from FFO. .           (999)          (793)
Other - Share Co-investments Cap exp.           (210)           (93)
                                            --------       --------
Funds available for distribution (FAD)      $ 14,022         14,505
FAD per share . . . . . . . . . . . .       $   0.56           0.59
                                            --------       --------
Dividends per share . . . . . . . . .       $   0.47           0.45
                                            ========       ========
Dividends as a % of FFO . . . . . . .          76.9%          73.5%
Dividends as a % of FAD . . . . . . .          83.5%          78.0%
                                            ========       ========

                   AMLI RESIDENTIAL PROPERTIES TRUST
                       CONDENSED BALANCE SHEETS
        Unaudited - Dollars in thousands except per share data



                                            MAR. 31,       DEC. 31,
                                              2001           2000
                                            --------       --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . .       $ 92,652         91,242
  Depreciable property. . . . . . . .        603,650        604,081
                                            --------       --------
                                             696,302        695,323
  Less accumulated depreciation . . .        (94,851)       (94,590)
                                            --------       --------
                                             601,451        600,733

Rental apartments held for sale,
  net of accumulated depreciation . .         29,850          --

Land. . . . . . . . . . . . . . . . .         54,856         53,022

Investments in partnerships . . . . .        181,396        166,569
Cash and cash equivalents . . . . . .          2,103          5,106
Security deposits . . . . . . . . . .          1,458          1,455
Deferred costs, net . . . . . . . . .          3,331          3,425
Notes receivable and advances to
  Service Companies . . . . . . . . .          6,190          4,857
Other assets. . . . . . . . . . . . .          9,539         30,824
                                            --------       --------
        Total assets. . . . . . . . .       $890,174        865,991
                                            ========       ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . .       $412,242        385,981
Accrued interest payable. . . . . . .          1,501          1,783
Accrued real estate taxes . . . . . .          5,780         10,806
Construction costs payable. . . . . .          1,350          1,501
Security deposits and prepaid rents .          3,015          2,507
Other liabilities . . . . . . . . . .          6,676          3,937
                                            --------       --------
        Total liabilities . . . . . .        430,564        406,515
                                            --------       --------

                   AMLI RESIDENTIAL PROPERTIES TRUST
                 CONDENSED BALANCE SHEETS - CONTINUED
        Unaudited - Dollars in thousands except per share data


                                            MAR. 31,       DEC. 31,
                                              2001           2000
                                            --------       --------

Minority interest . . . . . . . . . .       $ 67,039         59,537
                                            --------       --------
Shareholders' equity
  Preferred shares, $.01 par value. .             35             35
  Shares of beneficial interest,
    $.01 par value. . . . . . . . . .            177            178
  Additional paid-in capital. . . . .        426,903        427,939
  Employees and trustees notes. . . .        (12,267)       (12,231)
  Other comprehensive loss. . . . . .         (2,678)         --
  Dividends paid in excess of earnings       (19,599)       (15,982)
                                            --------       --------
        Total shareholders' equity. .        392,571        399,939
                                            --------       --------
        Total liabilities and
          shareholders' equity. . . .       $890,174        865,991
                                            ========       ========


                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                  SELECTED QUARTERLY FINANCIAL INFORMATION

                                               March 31, 2001
                                (dollars in thousands except for share data)



                                                           Quarter ending
                             -------------------------------------------------------------------------
                                    Mar. 31        Dec. 31       Sep. 30        Jun. 30       Mar. 31
                                     2001           2000          2000           2000          2000
                                 ----------     ----------    ----------     ----------     ----------
Debt                             $  412,242        385,981       398,956        393,168        398,867
Including share of debt
  of unconsolidated affiliates   $  635,166        583,635       542,778        520,597        510,230

Total Shares and Units
  Outstanding (1)                24,873,832     24,558,242    24,552,642     24,544,475     24,544,475
Value per Common Share -
  end of quarter                 $    22.30        24.6875         24.00        23.5625          20.50

Total Equity (Market
  Value) - end of quarter        $  554,686        606,282       589,263        578,329        503,162

Market capitalization            $  966,928        992,263       988,219        971,497        902,029
Including share of
  debt of unconsolidated
  affiliates                     $1,189,852      1,189,917     1,132,041      1,098,926      1,013,392
Including Co-investment
  at completed cost              $2,066,236      2,065,511     1,905,589      1,826,661      1,678,237
                                 ==========     ==========    ==========     ==========     ==========





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                               March 31, 2001
                                (dollars in thousands except for share data)



                                                           Quarter ending
                             -------------------------------------------------------------------------
                                    Mar. 31        Dec. 31       Sep. 30        Jun. 30       Mar. 31
                                     2001           2000          2000           2000          2000
                                 ----------     ----------    ----------     ----------     ----------

Total Revenues (2)               $   31,328         32,689        34,135         34,097         30,825
EBITDA (3)                       $   21,794         23,423        24,258         24,156         21,151

FFO                              $   15,231         16,877        17,804         17,787         15,391
FAD                              $   14,022         15,626        15,847         16,442         14,505

Dividends Paid                   $   11,740         11,541        11,537         11,290         11,290

Debt service (net
 of capitalized
 interest)                       $    7,166          7,177         7,065          6,947          6,316
Interest Expense                 $    6,427          6,452         6,353          6,248          5,642

G & A Expense                    $    1,518          1,056           842            930            928

Total Shares and
 Units Outstanding
 - Wtd. Avg.                     24,813,456     24,555,937    24,546,254     24,544,475     24,541,971
                                 ==========     ==========    ==========     ==========     ==========





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                               March 31, 2001
                                (dollars in thousands except for share data)

                                                           Quarter ending
                             -------------------------------------------------------------------------
                                    Mar. 31        Dec. 31       Sep. 30        Jun. 30       Mar. 31
                                     2001           2000          2000           2000          2000
                                 ----------     ----------    ----------     ----------     ----------
Interest Coverage Ratio                3.39           3.63          3.82           3.87           3.75

Debt as % of Total Market
 Capitalization                      42.63%         38.90%        40.37%         40.47%         44.22%
Including share of debt of
 unconsolidated affiliates           53.38%         49.05%        47.95%         47.37%         50.35%

EBITDA as % of Total Market
 Capitalization                       9.02%          9.44%         9.82%          9.95%          9.38%
FFO as % of Total Market Equity      10.98%         11.13%        12.09%         12.30%         12.24%

G&A as % of Total Market
 Capitalization                       0.63%          0.43%         0.34%          0.38%          0.41%
G&A as % of Total Revenues            4.85%          3.23%         2.47%          2.73%          3.01%

Dividends as % of FFO (4)             76.9%          68.8%         65.5%          65.2%          73.5%
Dividends as % of FAD (4)             83.5%          74.3%         73.5%          70.6%          78.0%
                                 ==========     ==========    ==========     ==========     ==========
Apartment Units - In Operation
 Wholly Owned                        12,519         12,191        12,264         12,264         12,576
 Co-investments                      15,067         13,956        11,604         10,963          9,205
                                 ----------     ----------    ----------     ----------     ----------
                                     27,586         26,147        23,868         23,227         21,781
                                 ----------     ----------    ----------     ----------     ----------
Apartment Units - Under
 Development or in lease up
  Wholly Owned                        --             --              500            500            200
  Co-investments                      2,217          2,845         3,642          3,234          4,098
                                 ----------     ----------    ----------     ----------     ----------
                                      2,217          2,845         4,142          3,734          4,298
                                 ----------     ----------    ----------     ----------     ----------
        Total Units                  29,803         28,992        28,010         26,961         26,079
                                 ==========     ==========    ==========     ==========     ==========

   (1)  At March 31, 2001, the total includes 3,475,000 preferred shares convertible to common shares.
   (2)  Excluding gains on sales of completed rental properties.
   (3)  Includes other income, net of G & A expenses and net of share of co-investment interest expense.
   (4)  Based on per share amounts.

                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY

                                               March 31, 2001
                                           (Dollars in thousands)
                                                                                   Weighted
                                                                                     Avg.
                                                    Percent of                     Interest      Years to
Type of Indebtedness                  Balance         Total         Interest         Rate        Maturity
--------------------                 --------      -----------     ----------     ---------     ----------
Conventional Fixed Rate              $164,992            40.0%          Fixed         7.63%          6.0
Tax-exempt Variable Rate (1)           50,250            12.2%       Variable         4.74%          1.6
Credit Facilities (2)                 192,000            46.6%       Variable         6.31%          1.5
Service Companies                       5,000             1.2%          Fixed        10.00%          1.8
                                     --------           ------                       ------          ---
Total                                $412,242           100.0%                        6.69%          3.3
                                     ========           ======                       ======          ===

                                                                                   Weighted
                            Balance including                                        Avg.
                              share of Co-          Percent of                     Interest      Years to
Type of Indebtedness       investment debt(3)         Total         Interest         Rate        Maturity
--------------------        -----------------      -----------     ----------     ---------     ----------

Conventional Fixed Rate              $360,916            59.3%      Fixed             7.56%          6.8
Tax-exempt Variable Rate (1)           50,250             8.3%    Variable(4)         4.74%          1.6
Credit Facilities (2)                 192,000            31.6%    Variable(4)         6.31%          1.5
Service Companies                       5,000             0.8%      Fixed            10.00%          1.8
                                     --------           ------                       ------          ---
Total                                $608,166           100.0%                        6.95%          4.6
                                     ========           ======                       ======          ===


(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

(2)  $150,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in February
2003, $25,000 maturing in September 2004 and $75,000 maturing in May 2001.)  Effective interest rate includes swap costs.  Outstanding balance excludes $27,000 borrowed by unconsolidated service company subsidiaries which reduces availability under the line of credit.

(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

(4)  Weighted average interest rate reflects rate in effect of the last day of the quarter.



                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                               DEBT MATURITIES

                                               MARCH 31, 2001
                                      Unaudited - dollars in thousands

                                                                               There-                % to
                          2001       2002       2003      2004       2005      after     Total      Total
                        --------   --------   --------  --------   --------  --------   --------   -------

Fixed Rate Mortgages    $  2,300      3,273     60,117     8,933     32,877    57,492    164,992     40.0%
Tax Exempt Bonds*                    50,250                                               50,250     12.2%
Wachovia/First Chicago
 Line of Credit**                   192,000                                              192,000     46.6%
Other                                            5,000                                     5,000      1.2%
                        --------   --------   --------  --------   --------  --------   --------   -------
Total Loans             $  2,300    245,523     65,117     8,933     32,877    57,492    412,242    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.6%      59.5%      15.8%      2.2%       8.0%     13.9%     100.0%     67.8%
                        ========   ========   ========  ========   ========  ========   ========   =======

SHARE OF CO-INVESTMENT DEBT
---------------------------

Total Share of
  Co-Investments Loans  $  1,728      8,864     26,003     9,846      2,045   147,438    195,924    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.9%       4.5%      13.3%      5.0%       1.0%     75.3%     100.0%     32.2%
                        ========   ========   ========  ========   ========  ========   ========   =======

Total including Share
  of Co-investments
  Debt                  $  4,028    254,387     91,120    18,779     34,922   204,930    608,166    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======

  Percent to Total          0.7%      41.8%      15.0%      3.1%       5.7%     33.7%     100.0%    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======

     *  The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *  The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.

    ** The Unsecured Line of Credit has a current maturity of Nov. 2003, with an additional year extension option.
       At March 31, 2001, the Company's unconsolidated service company subsidiaries had borrowed $27,000 from the
       Company's bank group.  These borrowings have been guaranteed by the Company and thus serve to reduce the
       Company's total availability under its $250,000 unsecured debt.


          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                 THREE MONTHS ENDED MARCH 31, 2001 VERSUS THREE MONTHS ENDED MARCH 31, 2000

(Excludes all properties acquired or stabilized after 1/1/00)
                                        1/1/01-3/31/01                            1/1/00-3/31/00
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              4,560         93.5%                           0.4%        93.1%
  Atlanta             2,621         92.8%                           0.4%        92.5%
  Austin                698         91.4%                          -4.0%        95.2%
  Indianapolis        1,536         85.8%                           4.4%        82.2%
  Kansas              1,306         86.0%                          -0.8%        86.8%
  Chicago               196         98.3%                           2.1%        96.3%
                     ------         -----                          -----        -----
     Weighted Average               91.3%                           0.5%        90.9%
                                    =====                          =====        =====
       Total         10,917
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  738                 2.3%                  $  721
  Atlanta                                    $  837                 4.3%                  $  802
  Austin                                     $  876                 8.9%                  $  804
  Indianapolis                               $  698                 3.6%                  $  673
  Kansas                                     $  812                -1.0%                  $  820
  Chicago                                    $1,081                 6.7%                  $1,013
                                             ------                 ----                  ------
     Weighted Average                        $  780                 3.1%                  $  756
                                             ======                 ====                  ======
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $ 9,903,178    $  724       $ 0.83    2.5%  $ 9,666,147     $  707    $ 0.81
Atlanta                       $ 6,469,358    $  823       $ 0.86    5.4%  $ 6,138,751     $  781    $ 0.82
Austin                        $ 1,781,930    $  851       $ 1.04    4.2%  $ 1,710,924     $  817    $ 1.00
Indianapolis                  $ 2,962,448    $  643       $ 0.71    7.6%  $ 2,753,883     $  598    $ 0.66
Kansas                        $ 2,947,286    $  752       $ 0.76   -1.9%  $ 3,004,116     $  767    $ 0.77
Chicago                       $   637,931    $1,085       $ 1.20    7.2%  $   595,060     $1,012    $ 1.12
                              -----------    ------       ------   -----  -----------     ------    ------
    Total                     $24,702,132    $  754       $ 0.83    3.5%  $23,868,880     $  729    $ 0.80
                              ===========    ======        =====   =====  ===========     ======    ======





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED


                                        1/1/01-3/31/01                            1/1/00-3/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  3,988,322    $3,499        $4.02   -1.1%  $ 4,031,821     $3,537     $4.06
  Atlanta                    $  2,323,976    $3,547        $3.72   10.9%  $ 2,095,102     $3,197     $3.36
  Austin                     $    682,344    $3,910        $4.79    3.6%  $   658,840     $3,776     $4.62
  Indianapolis               $  1,101,759    $2,869        $3.19    1.5%  $ 1,085,200     $2,826     $3.14
  Kansas                     $  1,026,030    $3,143        $3.16    4.5%  $   981,965     $3,008     $3.02
  Chicago                    $    263,229    $5,372        $5.93   16.7%  $   225,465     $4,601     $5.08
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $  9,385,661    $3,439        $3.79    3.4%  $ 9,078,392     $3,326     $3.67
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                38.0%                                       38.0%
                             ============                                 ===========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2001%   2000%
---          -----   -----
 Dallas      59.7%   58.3%   $  5,914,857      $432        $0.50    5.0%  $ 5,634,326       $412     $0.47
 Atlanta     64.1%   65.9%   $  4,145,381      $527        $0.55    2.5%  $ 4,043,649       $514     $0.54
 Austin      61.7%   61.5%   $  1,099,586      $525        $0.64    4.5%  $ 1,052,084       $502     $0.62
 Indianapolis62.8%   60.6%   $  1,860,688      $404        $0.45   11.5%  $ 1,668,683       $362     $0.40
 Kansas      65.2%   67.3%   $  1,921,257      $490        $0.49   -5.0%  $ 2,022,151       $516     $0.52
 Chicago     58.7%   62.1%   $    374,702      $637        $0.70    1.4%  $   369,595       $629     $0.69
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    62.0%   62.0%   $ 15,316,471      $468        $0.52    3.6%  $14,790,488       $452     $0.50
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    62.0%                                       62.0%
                             ============                                 ===========
CAPITAL EXPENDITURES                            (ANNUALIZED)                             (ANNUALIZED)
--------------------                            ------------                                   -------------
  Dallas                     $    475,412    $  417        $0.48   25.0%   $  380,393     $  334     $0.38
  Atlanta                    $    232,081    $  354        $0.37   51.4%   $  153,299     $  234     $0.25
  Austin                     $     35,026    $  201        $0.25  -23.3%   $   45,678     $  262     $0.32
  Indianapolis               $     77,271    $  201        $0.22   76.7%   $   43,719     $  114     $0.13
  Kansas                     $    103,929    $  318        $0.32   72.9%   $   60,124     $  184     $0.19
  Chicago                    $     19,486    $  398        $0.44    6.2%   $   18,346     $  374     $0.41
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $    943,206    $  346        $0.38   34.4%   $  701,559     $  257     $0.28
                             ============    ======        =====  ======   ==========     ======     =====

    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

                                        3/1/01-3/31/01                            3/1/00-3/31/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                     $    445,603    $  391        $0.45  -16.2%   $  531,693     $  466     $0.54
  Atlanta                    $    337,731    $  515        $0.54    4.9%   $  321,975     $  491     $0.52
  Austin                     $     47,653    $  273        $0.33  -22.4%   $   61,410     $  352     $0.43
  Indianapolis               $    145,095    $  378        $0.42    0.7%   $  144,023     $  375     $0.42
  Kansas                     $     87,595    $  268        $0.27    0.4%   $   87,247     $  267     $0.27
  Chicago                    $     19,833    $  405        $0.45  -34.8%   $   30,428     $  621     $0.69
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,083,509    $  397        $0.44   -7.9%   $1,176,776     $  431     $0.48
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                     $  1,443,993    $1,267        $1.45   -0.5%   $1,451,563     $1,273     $1.46
  Atlanta                    $    502,923    $  768        $0.81    6.8%   $  470,819     $  719     $0.75
  Austin                     $    288,620    $1,654        $2.03    5.4%   $  273,769     $1,569     $1.92
  Indianapolis               $    295,000    $  768        $0.85   -3.8%   $  306,540     $  798     $0.89
  Kansas                     $    291,349    $  892        $0.90    8.9%   $  267,528     $  819     $0.82
  Chicago                    $    144,375    $2,946        $3.25   42.6%   $  101,239     $2,066     $2.28
                             ------------    ------        -----   -----   ----------     ------     -----
    Total                    $  2,966,259    $1,087        $1.20    3.3%   $2,871,459     $1,052     $1.16
                             ============    ======        =====   =====   ==========     ======     =====



















          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (CO-INVESTMENT PROPERTIES)
                 THREE MONTHS ENDED MARCH 31, 2001 VERSUS THREE MONTHS ENDED MARCH 31, 2000
(Excludes all properties acquired or stabilized after 1/1/00)
                                      1/1/2001-3/31/2001                        1/1/2000-3/31/2000
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              2,360         90.5%                          -4.4%        94.7%
  Atlanta             2,038         93.9%                          -0.6%        94.5%
  Austin                576         81.7%                         -12.7%        93.6%
  Houston               754         88.7%                          -7.3%        95.7%
  Kansas                368         85.8%                          -0.4%        86.2%
  Chicago             2,188         95.8%                           1.5%        94.4%
                     ------         -----                          -----        -----
     Weighted Average               91.8%                          -2.6%        94.2%
                                    =====                          =====        =====
       Total          8,284
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  775                 1.2%                  $  765
  Atlanta                                    $  922                 3.9%                  $  888
  Austin                                     $  918                 8.0%                  $  850
  Houston                                    $  730                 0.0%                  $  730
  Kansas                                     $  772                 0.0%                  $  772
  Chicago                                    $1,054                 5.3%                  $1,001
                                             ------                 ----                  ------
     Weighted Average                        $  890                 3.5%                  $  861
                                             ======                 ====                  ======
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $ 5,216,704    $  737       $ 0.84   -3.3%  $ 5,396,692     $  762    $ 0.87
Atlanta                       $ 5,599,287    $  916       $ 0.86    2.7%  $ 5,450,553     $  891    $ 0.84
Austin                        $ 1,367,867    $  792       $ 0.82   -5.5%  $ 1,447,166     $  837    $ 0.87
Houston                       $ 1,513,042    $  669       $ 0.72   -8.6%  $ 1,654,870     $  732    $ 0.79
Kansas                        $   782,635    $  709       $ 0.75   -2.0%  $   798,732     $  723    $ 0.77
Chicago                       $ 7,036,455    $1,072       $ 1.23    6.2%  $ 6,622,717     $1,009    $ 1.16
                              -----------    ------       ------   -----  -----------     ------    ------
                              $21,515,990    $  866       $ 0.93    0.7%  $21,370,730     $  860    $ 0.92
                              ===========    ======       ======   =====  ===========     ======    ======




          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED


                                      1/1/2001-3/31/2001                        1/1/2000-3/31/2000
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  2,357,007    $3,995        $4.55    2.0%  $ 2,310,768     $3,917     $4.46
  Atlanta                    $  1,838,535    $3,609        $3.41    1.0%  $ 1,821,134     $3,574     $3.37
  Austin                     $    617,467    $4,288        $4.45    2.5%  $   602,305     $4,183     $4.34
  Houston                    $    763,919    $4,053        $4.38   13.2%  $   674,695     $3,579     $3.87
  Kansas                     $    309,208    $3,361        $3.57    4.6%  $   295,494     $3,212     $3.41
  Chicago                    $  2,236,914    $4,089        $4.70    3.4%  $ 2,164,398     $3,957     $4.55
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $  8,123,049    $3,922        $4.20    3.2%  $ 7,868,794     $3,800     $4.07
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                37.8%                                       36.8%
                             ============                                  ==========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2001%   2000%
---          -----   -----
 Dallas      54.8%   57.2%   $  2,859,697      $404        $0.46   -7.3%  $ 3,085,925       $436     $0.50
 Atlanta     67.2%   66.6%   $  3,760,752      $615        $0.58    3.6%  $ 3,629,419       $594     $0.56
 Austin      54.9%   58.4%   $    750,400      $434        $0.45  -11.2%  $   844,861       $489     $0.51
 Houston     49.5%   59.2%   $    749,123      $331        $0.36  -23.6%  $   980,175       $433     $0.47
 Kansas      60.5%   63.0%   $    473,427      $429        $0.46   -5.9%  $   503,238       $456     $0.48
 Chicago     68.2%   67.3%   $  4,799,541      $731        $0.84    7.7%  $ 4,458,319       $679     $0.78
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    62.2%   63.2%   $ 13,392,941      $539        $0.58   -0.8%  $13,501,936       $543     $0.58
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    62.2%                                       63.2%
                             ============                                 ===========



          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

                                      1/1/2001-3/31/2001                        1/1/2000-3/31/2000
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES               (ANNUALIZED)                                 (ANNUALIZED)
--------------------               ------------                                 ------------
  Dallas                     $    141,302    $  239        $0.27   34.9%   $  104,709     $  177     $0.20
  Atlanta                    $     88,679    $  174        $0.16  166.4%   $   33,285     $   65     $0.06
  Austin                     $      --       $  --         $ --     -- %   $    --        $  --      $ --
  Houston                    $     50,872    $  270        $0.29  161.3%   $   19,471     $  103     $0.11
  Kansas                     $     30,596    $  333        $0.35   93.8%   $   15,789     $  172     $0.18
  Chicago                    $    219,313    $  401        $0.46   90.3%   $  115,222     $  211     $0.24
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $    530,761    $  256        $0.27   84.0%   $  288,475     $  139     $0.15
                             ============    ======        =====  ======   ==========     ======     =====


REPAIRS AND MAINTENANCE          (ANNUALIZED)                                    (ANNUALIZED)
-----------------------          ------------                                    ------------
  Dallas                     $    229,094    $  388        $0.44   34.2%   $  170,749     $  289     $0.33
  Atlanta                    $    177,363    $  348        $0.33   10.2%   $  160,877     $  316     $0.30
  Austin                     $     32,058    $  223        $0.23  -32.6%   $   47,557     $  330     $0.34
  Houston                    $     43,983    $  233        $0.25   -3.1%   $   45,371     $  241     $0.26
  Kansas                     $     25,282    $  275        $0.29   24.1%   $   20,378     $  221     $0.24
  Chicago                    $    277,672    $  508        $0.58    0.4%   $  276,441     $  505     $0.58
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $    785,452    $  379        $0.41    8.9%   $  721,372     $  348     $0.37
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                  ------------                                  ------------
  Dallas                     $    844,243    $1,431        $1.63   -1.4%   $  856,009     $1,451     $1.65
  Atlanta                    $    529,826    $1,040        $0.98    5.2%   $  503,831     $  989     $0.93
  Austin                     $    287,500    $1,997        $2.07    9.5%   $  262,500     $1,823     $1.89
  Houston                    $    279,197    $1,481        $1.60   -0.3%   $  280,160     $1,486     $1.61
  Kansas                     $     91,305    $  992        $1.05    8.5%   $   84,120     $  914     $0.97
  Chicago                    $    813,427    $1,487        $1.71    0.9%   $  806,038     $1,474     $1.69
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  2,845,498    $1,374        $1.47    1.9%   $2,792,658     $1,348     $1.44
                             ============    ======        =====  ======   ==========     ======     =====


                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                             PROPERTY INFORMATION
                                             As of March 31, 2001
                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase    Carrollton, TX   87/96/99      690     598,128          867     741   $0.85         91.6%
 at Bent Tree       Dallas, TX           1996      500     481,682          963     868    0.90         90.7%
 at Bishop's Gate   West Plano, TX       1997      266     292,094        1,098   1,003    0.91         89.5%
 at Chase Oaks      Plano, TX            1986      250     193,736          775     711    0.92         95.1%
 at Gleneagles      Dallas, TX          87/97      590     520,357          882     727    0.82         95.1%
 on the Green       Ft. Worth, TX       90/93      424     358,560          846     709    0.84         92.0%
 at Nantucket       Dallas, TX           1986      312     222,208          712     595    0.84         92.4%
 of North Dallas    Dallas, TX          85/86    1,032     906,808          879     706    0.80         94.8%
 on Rosemeade       Dallas, TX           1987      236     205,334          870     688    0.79         89.6%
 at Valley Ranch    Irving, TX           1985      460     389,940          848     744    0.88         94.3%
                                                 -----   ---------          ---    ----   -----        ------
  Subtotal-Dallas/
   Ft. Worth, TX                                 4,760   4,168,847          876     743   $0.85         93.0%
                                                 -----   ---------          ---    ----   -----        ------
ATLANTA, GA
-----------
Amli:
 at Clairmont       Atlanta, GA          1988      288     229,335          796     858    1.08         89.4%
 at Killian Creek   Snellville, GA       1999      256     262,785        1,027     839    0.82         96.8%
 at Park Creek      Gainesville, GA      1998      200     195,146          976     797    0.82         95.8%
 at Spring Creek    Dunwoody, GA       85/86/
                                        87/89    1,180   1,080,568          916     799    0.87         93.4%
 at Vinings         Atlanta, GA          1985      360     374,240        1,040     865    0.83         95.4%
 at West Paces      Atlanta, GA          1992      337     353,700        1,050     941    0.90         89.0%
 at Towne Creek     Gainesville, GA      1989      150     121,722          811     660    0.81         90.4%
                                                ------   ---------        -----    ----   -----        ------
  Subtotal-
  Atlanta, GA                                    2,771   2,617,496          945     827    0.88         93.1%
                                                ------   ---------        -----    ----   -----        ------




                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

AUSTIN, TEXAS
-------------
Amli:
 in Great Hills     Austin, TX           1985      344     257,984          750     822    1.10         88.4%
 at Lantana Ridge   Austin, TX           1997      354     311,857          881     928    1.05         93.4%
 at Stonehollow     Austin, TX           1997      606     524,660          866     892    1.03         86.8%
                                                 -----   ---------          ---    ----   -----         -----
  Subtotal-
  Austin, TX                                     1,304   1,094,501          839     883    1.05         89.0%
                                                 -----   ---------          ---    ----   -----         -----
KANSAS
------
Amli:
 at Alvamar         Lawrence, KS         1989      152     125,800          828     720    0.87         88.2%
 at Centennial      Overland Park, KS    1998      170     204,858        1,205     992    0.82         88.2%
 at Lexington Farms Overland Park, KS    1998      404     392,693          972     788    0.81         86.2%
 at Regents Center  Overland Park, KS91/95/97      424     398,674          940     753    0.80         87.0%
 at Town Center     Overland Park, KS    1997      156     176,914        1,134     929    0.82         85.7%
                                                 -----   ---------        -----   -----   -----         -----
  Subtotal
   - Kansas                                      1,306   1,298,939          995     812    0.82         86.9%
                                                 -----   ---------        -----   -----   -----         -----
INDIANAPOLIS, IN
----------------
Amli:
 at Conner Farms    Indianapolis, IN     1993      300     327,396        1,091     855    0.78         89.3%
 at Eagle Creek     Indianapolis, IN     1998      240     233,432          973     799    0.82         92.4%
 at Riverbend       Indianapolis, IN    83/85      996     820,712          824     626    0.76         83.5%
                                                 -----   ---------        -----    ----   -----         -----
  Subtotal
   -Indianapolis,
      IN                                         1,536   1,381,540          899     698    0.78         86.0%
                                                 -----   ---------        -----    ----   -----         -----





                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CHICAGO, IL
------------
Amli:
 at Poplar Creek    Schaumburg, IL       1985      196     177,630          906   1,081    1.19         97.6%
                                                 -----  ----------        -----   -----   -----         -----
 Subtotal
  -Chicago, IL                                     196     177,630          906   1,081    1.19         97.6%
                                                ------  ----------        -----   -----   -----         -----

HOUSTON, TX
-----------
AMLI:
 at Western Ridge   Houston, TX          2000      318     289,612          911     818    0.90         90.2%
                                                ------  ----------        -----   -----   -----         -----
 Subtotal
  -Houston, TX                                     318     289,612          911     818    0.90         90.2%
                                                ------  ----------        -----   -----   -----         -----

DENVER, CO
----------
AMLI:
 at Gateway         Denver, CO           2000      328     294,926          899     925    1.03         89.6%
                                                ------  ----------        -----   -----   -----         -----
 Subtotal
  -Denver, CO                                      328     294,926          899     925    1.03         89.6%
                                                ------  ----------        -----   -----   -----         -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                   12,519  11,323,491          905     790    0.87         91.0%
                                                ======  ==========        =====   =====   =====         =====





                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Barrett Lakes   Cobb County, GA      1997      446     462,368        1,037     886    0.85         96.6%
 at River Park      Norcross, GA         1997      222     226,632        1,021     974    0.95         92.4%
 at Willeo Creek    Rosewell, GA         1989      242     297,302        1,229     897    0.73         96.9%
 at Northwinds      Alpharetta, GA       1999      800     818,432        1,023     938    0.92         93.6%
 at Park Bridge     Alpharetta, GA       2000      352     356,123        1,012     862    0.85         91.8%
 at Windward Park   Alpharetta, GA       1999      328     354,900        1,082     915    0.85         89.7%
 Lost Mountain      Dunwoody, GA         1987      164     157,142          958     787    0.82         96.9%
 at Peachtree City  Dunwoody, GA         1998      312     305,756          980     975    0.99         92.7%
                                                 -----   ---------        -----    ----   -----        ------
  Subtotal-
   Atlanta, GA                                   2,866   2,978,655        1,039     913    0.88         93.7%
                                                 -----   ---------        -----    ----   -----        ------

CHICAGO, IL
-----------
Amli:
 at Chevy Chase     Buffalo Grove, IL    1988      592     480,820          812   1,098    1.35         94.8%
 at Danada          Wheaton, IL         89/91      600     521,499          869   1,034    1.19         97.9%
 at Fox Valley      Aurora, IL           1998      272     269,237          990     987    1.00         94.3%
 at Willowbrook     Willowbrook, IL      1987      488     418,404          857   1,030    1.20         94.5%
 at Windbrooke      Buffalo Grove, IL    1987      236     213,160          903   1,122    1.24         97.1%
 at St. Charles     St. Charles, IL      2000      400     395,896          990   1,148    1.16         88.3%
 at Oakhurst North  Aurora, IL           1998      464     470,094        1,013     992    0.98         92.8%
 at Osprey Lakes    Chicago, IL     1997/1999      483     453,150          938     690    0.74         87.1%
                                                 -----  ----------        -----   -----   -----         -----
  Subtotal-
  Chicago, IL                                    3,535   3,222,260          912   1,007    1.10         93.4%
                                                 -----  ----------        -----   -----   -----         -----





                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

EASTERN KANSAS
--------------
AMLI:
 at Regents Crest   Overland Park, KS    1997      476     451,328          948     772    0.81         85.8%
 at Creekside       Overland Park, KS    2000      224     182,192          813     811    1.00         92.6%
 at Wynnewood       Overland Park, KS    2000      232     236,058        1,017     930    0.91         87.8%
                                                 -----   ---------        -----    ----   -----         -----
   Subtotal -
     Eastern
     Kansas                                        932     869,578          933     821    0.88         87.9%
                                                 -----   ---------        -----    ----   -----         -----

DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield       Ft. Worth, TX        1999      240     238,972          996     848    0.85         88.8%
 at Fossil Creek    Ft. Worth, TX        1998      384     384,358        1,001     828    0.83         91.7%
 at Oakbend         Lewisville, TX       1997      426     382,690          898     765    0.85         90.6%
 on the Parkway     Dallas, TX           1999      240     225,248          939     876    0.93         86.5%
 at Prestonwood
    Hills           Dallas, TX           1997      272     245,696          903     843    0.93         92.6%
 on Timberglen      Dallas, TX           1985      260     201,198          774     638    0.82         92.9%
 at Varandah        Arlington, TX       86/91      538     394,304          733     697    0.95         90.0%
 on Frankford       Dallas, TX           1998      582     517,344          889     881    0.99         95.2%
 at Breckinridge
    Point           Richardson, TX       1999      440     467,934        1,063     907    0.85         89.5%
                                                 -----  ----------        -----    ----   -----         -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                               3,382   3,057,744          904     810    0.90         91.2%
                                                 -----  ----------        -----    ----   -----         -----

AUSTIN, TX
----------
AMLI:
 at Scofield Ridge  Austin, TX           2000      487     433,077          889     946    1.06         87.8%
 at Monterey Oaks   Austin, TX           2000      430     412,759          960     983    1.02         93.5%
 at Wells Branch    Austin, TX           1999      576     554,582          963     918    0.95         81.7%
                                                 -----  ----------          ---    ----   -----         -----
   Subtotal -
     Austin, TX                                  1,493   1,400,418          938     946    1.01         87.1%
                                                 -----  ----------          ---    ----   -----         -----




                                                                                    Qtr ended
                                                                                 March 31, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                   Rental Rates    March 31,
                                                Number    Rentable     Average    -------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
---------           --------        ---------   ------   ---------    ---------    ----   -----   -----------

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre            Houston, TX          1994      192     164,480          857     707    0.82         89.5%
 at Champions Park  Houston, TX          1991      246     221,986          902     711    0.79         87.0%
 at Greenwood ForestHouston, TX          1995      316     310,844          984     759    0.77         89.5%
 at Towne Square    Houston, TX          1999      380     314,292          827     935    1.13         94.6%
 at Midtown         Houston, TX          1998      419     368,818          880   1,018    1.16         97.2%
                                                ------  ----------          ---    ----   -----         -----
   Subtotal-
     Houston, TX                                 1,553   1,380,420          889     858    0.96         92.4%
                                                ------  ----------         ----    ----   -----         -----

INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater Indianapolis, IN     1999      216     218,006        1,009     900    0.89         94.2%
 at Castle Creek    Indianapolis, IN     2001      276     269,904          978     869    0.89         88.0%
 on Spring Mill     Carmel, IN           1999      400     406,640        1,017     849    0.83         77.4%
                                                 -----   ---------        -----   -----   -----        ------
  Subtotal-
  Indianapolis, IN                                 892     894,550        1,003     867    0.86         84.7%
                                                 -----   ---------        -----   -----   -----        ------

DENVER, CO
----------
AMLI:
 at Lowry Estates   Denver, CO           2000      414     392,208          947   1,155    1.22         87.4%
                                                 -----   ---------        -----   -----   -----         -----
  Subtotal-
  Denver, CO                                       414     392,208          947   1,155    1.22         87.4%
                                                 -----   ---------        -----   -----   -----        ------
  TOTAL CO-INVESTMENT
    PROPERTIES                                  15,067  14,195,833          942     908    0.96         91.2%
                                                ======  ==========          ===    ====   =====         =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                  27,586  25,519,324          925     854    0.92         91.1%
                                                ======  ==========          ===    ====   =====         =====

                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                         COMPONENTS OF PROPERTY EBITDA

                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                MARCH 31,                     MARCH 31,                  MARCH 31,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1) . . .$23,342    22,561      3.5%     20,371    20,155     1.1%   43,713    42,716    2.3%
 New Communities (2). .    472       111    324.9%      5,895     1,804   226.9%    6,368     1,915  232.5%
 Development and/
  or Lease-up
  Communities (3) . . .     0         0                 2,168       115             2,168       115
 Acquisition
  Communities (4) . . .  2,951     1,096                8,914     1,826            11,864     2,921
 Communities Sold/
  Contributed to
  Ventures (5). . . . .     0      2,506                  846     1,296               846     3,803
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$26,765    26,274      1.9%     38,193    25,195    51.6%   64,958    51,469   26.2%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======

OTHER REVENUES
--------------
 Same Store
  Communities . . . . .$ 1,360     1,308      4.0%      1,145     1,216    -5.8%    2,505     2,524   -0.8%
 New Communities. . . .     21        12     79.2%        395       190   107.5%      416       202  105.9%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                   158        15               158        15
 Acquisition
  Communities . . . . .    191        52                  516       117               706       169
 Communities Sold/
  Contributed to
  Ventures. . . . . . .     0        165                   63        62                63       226
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$ 1,571     1,537      2.3%      2,277     1,601    42.2%    3,848     3,137   22.6%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED

                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                MARCH 31,                     MARCH 31,                  MARCH 31,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
TOTAL PROPERTY
 REVENUES
---------------
 Same Store
  Communities . . . . .$24,702    23,869      3.5%     21,516    21,371     0.7%   46,218    45,240    2.2%
 New Communities. . . .    493       123    301.6%      6,290     1,994   215.5%    6,783     2,117  220.5%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 2,326       130             2,326       130
 Acquisition
  Communities . . . . .  3,141     1,148                9,429     1,943            12,571     3,091
 Communities Sold/Contri-
  buted to Ventures . .     0      2,671                  908     1,358               908     4,029
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$28,337    27,811      1.9%     40,470    26,796    51.0%   68,806    54,607   26.0%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 revenues . . . . . . .                                12,939     7,878
                                                      =======   =======
TOTAL OPERATING
 EXPENSES
---------------
 Same Store
  Communities . . . . .$ 9,386     9,078      3.4%      8,123     7,869     3.2%   17,509    16,947    3.3%
 New Communities. . . .    187        87    114.7%      2,226     1,353    64.5%    2,413     1,440   67.6%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 1,161       122             1,161       122
 Acquisition
  Communities . . . . .  1,232       401                3,611       735             4,843     1,135
 Communities Sold/Contri-
  buted to Ventures . .     12       972                  265       501               277     1,473
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$10,817    10,538      2.6%     15,387    10,580    45.4%   26,203    21,118   24.1%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 operating expenses . .                                 4,626     3,032    52.6%
                                                      =======   =======  =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED


                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                MARCH 31,                     MARCH 31,                  MARCH 31,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY EBITDA
---------------
 Same Store
  Communities . . . . .$15,316    14,790      3.6%     13,393    13,502    -0.8%   28,709    28,292    1.5%
 New Communities. . . .    306        36    757.0%      4,064       641   534.2%    4,370       676  546.0%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 1,166         9             1,166         9
 Acquisition
  Communities . . . . .  1,909       747                5,819     1,208             7,728     1,956
 Communities Sold/
  Contributed to
  Ventures. . . . . . .    -13     1,699                  643       857               630     2,556
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$17,519    17,273      1.4%     25,084    16,216    54.7%   42,604    33,489   27.2%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %) . . . . .                                 8,740     5,036    73.5%    8,740     5,036   73.5%
                                                      =======   =======  =======  =======   ======= =======
Percent of
 Co-investment
 EBITDA . . . . . . . .                                   35%       31%    12.2%      21%       15%
                                                      =======   =======           =======   =======


(1)  Stabilized Communities at 1/1/00.
(2)  Development Communities stabilized after 1/1/00 but before 1/1/01.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 1/1/00.
(5)  Communities sold or contributed to co-investment ventures.


                                       AMLI RESIDENTIAL PROPERTIES TRUST

                                            DEVELOPMENT ACTIVITIES

                                              First Quarter 2001
                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  4/22/01
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------

Under Construc-
tion and/or In
Initial Lease Up
----------------

ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek       400     $ 27.1       25%       3Q/99     3Q/00     3Q/01    2Q/02        86%       33%
 at Milton Park      461     $ 34.7       25%       4Q/00     4Q/01     4Q/02    2Q/03         4%       N/A
 at Peachtree City
  Phase II           216     $ 20.2       20%       3Q/00     3Q/01     1Q/02    2Q/02        16%       N/A

HOUSTON, TEXAS
--------------
AMLI
 at Kings Harbour    300     $ 19.8       25%       2Q/00     1Q/01     3Q/01    2Q/02        76%        8%

OVERLAND PARK,
KANSAS
--------------
AMLI
 at Cambridge Square 408     $ 32.2       30%       3Q/00     3Q/01     2Q/02    1Q/03        17%       N/A

LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge     432     $ 29.3       25%       2Q/99     2Q/00     4Q/00    1Q/02       100%       72%
                   -----     ------
TOTAL              2,217     $163.3
                   =====     ======




                   AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                     Number
Community Name                      of Units
--------------                     ----------

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                         228
 at Prairie Lakes (phases II-IV)        1,100
 at Carmel Center                         322

WOODRIDGE, IL
-------------
AMLI
 at Seven Bridges                         520

AUSTIN, TX
----------
AMLI
 at Anderson Mill                         520
 Downtown Austin - Block 20               220
 Parmer Park                              480

DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)          520
 Fossil Lake                              324
 Fossil Creek IV-A                        240
 at Vista Ridge                           340

HOUSTON, TX
-----------
AMLI
 at Champions II                          288

OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                        428



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate. 1535: